SECURITIES AND EXCHANGE COMMISSION

                        Washington, D.C. 20549

                  ----------------------------------

                                FORM 8-K

                            CURRENT REPORT

                 Pursuant to Section 13 or 15(d) of the
                    Securities Exchange Act of 1934


                              April 5, 2005
                   ----------------------------------
                    (Date of earliest event report)


                        WEYERHAEUSER COMPANY
            (Exact name of registrant as specified in charter)

               Washington            1-4825            91-0470860
               ----------            ------            ----------


            (State or other       (Commission        (IRS Employer
            jurisdiction of       File Number)       Identification
            incorporation or                             Number)
              organization)


                       Federal Way, Washington 98063-9777
                    (Address of principal executive offices)
                                   (zip code)

             Registrant's telephone number, including area code:
                                (253) 924-2345

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

-----	Written communications pursuant to Rule 425 under the Securities Act
	(17 CFR 230.425)
-----	Soliciting material pursuant to Rule 14a-12 under the Exchange Act
	(17 CFR 240.14a-12)
-----	Pre-commencement communications pursuant to Rule 14d-2(b)
	under the Exchange Act(17 CFR 240.14d-2(b))
-----	Pre-commencement communications pursuant to Rule 13e-4(c)
	under the Exchange Act(17 CFR 240.13e-4(c))

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TABLE OF CONTENTS

Item 7.01.  Regulation FD Disclosure

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                      SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON D.C., 20549

ITEM 7.01. REGULATION FD DISCLOSURE

On April 5, 2005, Weyerhaeuser Company issued a press release stating the
Following:

Weyerhaeuser Will Appeal Decision in Paragon Case; Company Will Not Recognize Any Charge Against Earnings

FEDERAL WAY, Wash. - Weyerhaeuser Company (NYSE: WY) today said that it will appeal to the U.S. District Court for the Northern District of Georgia, Atlanta Division, a decision by a U.S. Bankruptcy Judge awarding $460 million to the Litigation Claims Representative of Paragon Trade Brands Inc.

Weyerhaeuser has not recorded a charge against earnings because it believes the bankruptcy decision will ultimately be reversed. Generally accepted accounting principles do not permit a reserve to be established if there is a high likelihood that the company will not be required to pay damages.

However, the company also said that it cannot predict with certainty the ultimate outcome of the lawsuit and, therefore, there could be a charge that could materially and adversely affect the company's results of operations or financial condition for the quarter and the year in which the charge is recorded. Factors that could lead to a charge include whether the appeal to the U.S. District Court and/or Court of Appeals for the Eleventh Circuit is resolved in the company's favor; the outcome of any retrial ordered by an appellate court; and whether a summary judgment in favor of the company on liability is ordered by an appellate court.

The bankruptcy court's decision arises out of Weyerhaeuser's sale to Paragon of its infant diaper business in February 1993. In May 1999, the bankruptcy estate of Paragon commenced a lawsuit against Weyerhaeuser alleging that it had breached warranties in the sale agreements by failing to have licenses at the time of the sale to certain patents. In June 2002, the bankruptcy court issued an oral opinion granting partial summary judgment on liability in favor of the Paragon estate.

The court issued its damage award on April 5, 2005. Weyerhaeuser has consistently maintained that the sales agreement transferred all liabilities of the infant diaper business, including any potential liabilities relating to the patents involved in the litigation, to Paragon as part of the sale and that, accordingly, the suit is without merit. The company has said that it plans to take every step available to seek to have the bankruptcy court's decision reversed.

Weyerhaeuser Company (NYSE: WY), one of the world's largest integrated forest products companies, was incorporated in 1900. In 2004, sales were $22.7 billion. It has offices or operations in 19 countries, with customers worldwide. Weyerhaeuser is principally engaged in the growing and harvesting of timber; the manufacture, distribution and sale of forest products; and real estate construction, development and related activities. Additional information about Weyerhaeuser's businesses, products and practices is available at http://www.weyerhaeuser.com.

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FORWARD LOOKING STATEMENTS

Statements in this release concerning the ultimate outcome of the Paragon litigation are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. The accuracy of such statements is subject to a number of risks, uncertainties and assumptions associated with litigation that may cause actual results to differ materially from those discussed, including but not limited to, whether appeals are resolved in the company's favor; the outcome of any retrial ordered by an appellate court; and whether a summary judgment in favor of the company on liability is ordered by an appellate court. As a result, the outcome of this litigation cannot be predicted with certainty.

For more information contact:
Media - Bruce Amundson, 253-924-3047
Analysts - Kathryn McAuley, 253-924-2058

                                      ###

This news release contains statements concerning the company's future results and performance that are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Some of these forward-looking statements can be identified by the use of forward-looking terminology such as "expects," "may," "will," "believes," "should," "approximately," "anticipates," "estimates," and "plans," and the negative or other variations of those terms or comparable terminology or by discussions of strategy, plans or intentions. In particular, some of these forward-looking statements deal with expectations regarding the company's markets in the first quarter of 2005; expected earnings and performance of the company's business segments during the first quarter of 2005, demand and pricing for the company's products in the first quarter of 2005, non-strategic timberland sales in the first quarter of 2005, seasonal decline in single-family home closings in the first quarter of 2005, effect of Canadian exchange rate, and other matters. The accuracy of such statements is subject to a number of risks, uncertainties and assumptions that may cause actual results to differ materially from those projected, including, but not limited to, the effect of general economic conditions, including the level of interest rates and housing starts; market demand for the company's products, which may be tied to the relative strength of various U.S. business segments; energy prices; weather conditions; availability and pricing of raw materials, performance of the company's manufacturing operations; the successful execution of internal performance plans; the level of competition from domestic and foreign producers; the effect of forestry, land use, environmental and other governmental regulations; fires, floods and other natural disasters; disruption of transportation and legal proceedings. The company is also a large exporter and is affected by changes in economic activity in Europe and Asia, particularly Japan, and by changes in currency exchange rates, particularly the relative value of the U.S. dollar to the Euro and the Canadian dollar; and restrictions on international trade or tariffs imposed on imports, including the countervailing and dumping duties imposed on the company's softwood lumber shipments from Canada to the United States. These and other factors that could cause or contribute to actual results differing materially from such forward looking statements are discussed in greater detail in the company's Securities and Exchange Commission filings.

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SIGNATURES

	Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


							WEYERHAEUSER COMPANY

						By	_/s/ Steven J. Hillyard
	                              Its:  Vice President and
                                          Chief Accounting Officer


Date:  April 5, 2005

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